-1- Internal Use Only DUN & BRADSTREET 2020 OMNIBUS INCENTIVE PLAN Notice of Stock Option Grant You (the “Optionee”) have been granted the following option to purchase Shares of Common Stock, par value $0.0001 per share (“Share”), by Dun & Bradstreet Holdings, Inc. (the “Company”), pursuant to the Dun & Bradstreet 2020 Omnibus Incentive Plan (the “Plan”): Name of Optionee: #ParticipantName# Total Number of Shares Subject to Option: #QuantityGranted# Type of Option: Nonqualified Exercise Price Per Share: #GrantPrice# Effective Date of Grant: #GrantDate# Vesting Schedule: Subject to the terms of the Plan and the Global Stock Option Agreement (including the Appendix attached thereto), the right to exercise this Option shall vest with respect to one-third (1/3) of the total number of Shares subject to this Option on each of the first three anniversaries of the Effective Date of Grant. Expiration Date: 10th Anniversary of Effective Date of Grant The Option is subject to earlier expiration, as provided in Section 3(b) of the attached Global Stock Option Agreement. By your electronic acceptance/signature below, you agree and acknowledge that this Option is granted under and governed by the terms and conditions of the Plan and the attached Global Stock Option Agreement (including the Appendix attached thereto), which are incorporated herein by reference, and that you have been provided with a copy of the Plan and Global Stock Option Agreement and the Appendix to the Global Stock Option Agreement.

-2- Internal Use Only DUN & BRADSTREET 2020 OMNIBUS INCENTIVE PLAN Global Stock Option Agreement SECTION 1. GRANT OF OPTION. (a) Option. On the terms and conditions set forth in the Notice of Stock Option Grant (the “Notice”), which is incorporated by reference, and this Global Stock Option Agreement, including any country-specific terms and conditions set forth in any appendix hereto (the “Appendix,” and, collectively, the “Agreement”), the Company grants to the Optionee on the Effective Date of Grant the Option to purchase at the Exercise Price the number of Shares set forth in the Notice. (b) Plan and Defined Terms. The Option is granted pursuant to the Dun & Bradstreet 2020 Omnibus Incentive Plan (the “Plan”). All terms, provisions, and conditions applicable to the Option set forth in the Plan and not set forth herein are hereby incorporated by reference herein. To the extent any provision hereof is inconsistent with a provision of the Plan, the provisions of the Plan will govern. All capitalized terms that are used in the Notice or this Agreement and not otherwise defined therein or herein shall have the meanings ascribed to them in the Plan. SECTION 2. RIGHT TO EXERCISE. (a) The Option hereby granted shall be exercised by written notice to the Company, specifying the number of Shares the Optionee desires to purchase together with provision for payment of the Exercise Price. Subject to such limitations as the Committee may impose (including prohibition of one more of the following payment methods), payment of the Exercise Price may be made by (a) check payable to the order of the Company, for an amount in United States dollars equal to the aggregate Exercise Price of such Shares, (b) by tendering Shares having an aggregate Fair Market Value equal to such Exercise Price, (c) by broker-assisted exercise, (d) by “net exercise” pursuant to which the Company will reduce the number of Shares issued upon exercise by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate Exercise Price or, if applicable, the sum of the aggregate Exercise Price plus all or a portion of the minimum amount required to be withheld under applicable tax law (with the Company accepting from the Optionee payment of cash or cash equivalents to satisfy any remaining balance of the aggregate Exercise Price and, if applicable, any additional withholding obligation not satisfied through such reduction in Shares); provided that to the extent Shares subject to the Option are withheld in this manner, the number of Shares subject to the Option following the net exercise will be reduced by the sum of the number of Shares withheld and the number of Shares delivered to the Optionee as a result of the exercise, or (e) by a combination of such methods. The Company may require the Optionee to furnish or execute such other documents as the Company shall reasonably deem necessary (i) to evidence such exercise and (ii) to comply with or satisfy the requirements of the U.S. Securities Act of 1933, as amended, the Exchange Act, applicable state or non-U.S. securities laws or any other law. (b) Notwithstanding anything to the contrary in the Notice or this Agreement, the Option shall only be exercisable if the trading price of the Shares on the New York Stock Exchange

-3- Internal Use Only (“NYSE”) has achieved a 20% increase from the Share price on the Effective Date of Grant. This 20% increase must occur on any 20 trading days within any 30-day trading window during the term of the Option, as determined by the Company in its sole discretion. SECTION 3. TERM AND EXPIRATION. (a) Basic Term. Subject to earlier termination pursuant to the terms hereof, the Option shall expire on the expiration date set forth in the Notice. (b) Termination of Employment or Service. If the Optionee’s employment or service as a Director or Consultant, as the case may be, is terminated, except as otherwise provided in the Optionee’s employment, director services or similar agreement in effect at the time of the termination, the Option shall expire on the earliest of the following occasions: (i) The expiration date set forth in the Notice; (ii) The date three months following the termination of the Optionee’s employment or service for any reason other than Cause, death, or Disability; (iii) The date one year following the termination of the Optionee’s employment or service due to death or Disability; or (iv) The date of termination of the Optionee’s employment or service for Cause. The Optionee may exercise all or part of this Option at any time before its expiration under the preceding sentence, but, subject to the following sentence, only to the extent that the Option had become vested before the Optionee’s employment or service terminated. When the Optionee’s employment or service terminates, this Option shall expire immediately with respect to the number of Shares for which the Option is not yet vested. If the Optionee dies after termination of employment or service, but before the expiration of the Option, all or part of this Option may be exercised (prior to expiration) by the personal representative of the Optionee or by any person who has acquired this Option directly from the Optionee by will, bequest or inheritance, but only to the extent that the Option was vested and exercisable upon termination of the Optionee’s employment or service. (c) Definition of “Cause.” The term “Cause” shall have the meaning ascribed to such term in the Optionee’s employment, director services or similar agreement with the Company or any Subsidiary. If the Optionee’s employment, director services or similar agreement does not define the term “Cause,” or if the Optionee has not entered into an employment, director services or similar agreement with the Company or any Subsidiary, the term “Cause” shall mean have the meaning ascribed to such term in the Plan. (d) Definition of “Disability.” The term “Disability” shall have the meaning ascribed to such term in the Optionee’s employment, director services or similar agreement with the Company or any Subsidiary. If the Optionee’s employment, director services or similar agreement does not define the term “Disability,” or if the Optionee has not entered into an employment, director services or similar agreement with the Company or any Subsidiary, the term “Disability”

-4- Internal Use Only shall mean the Optionee’s entitlement to long-term disability benefits pursuant to the long-term disability plan maintained by the Company or in which the Company’s employees participate. SECTION 4. TRANSFERABILITY OF OPTION. (a) Generally. Except as provided in Section 4(b) herein, the Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution, and the Option shall be exercisable during the Optionee’s lifetime only by the Optionee or on his or her behalf by the Optionee's guardian or legal representative. (b) Transfers to Family Members. Notwithstanding Section 4(a) herein, if the Option is a Nonqualified Stock Option, the Optionee may transfer the Option for no consideration to or for the benefit of a Family Member, subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Option. (c) Definition of “Family Member.” For purposes of this Agreement, the term “Family Member” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter- in-law, brother-in-law, or sister-in-law of the Optionee (including adoptive relationships), any person sharing the same household as the Optionee (other than a tenant or employee), a trust in which the above persons have more than fifty percent of the beneficial interests, a foundation in which the Optionee or the above persons control the management of assets, and any other entity in which the Optionee or the above persons own more than fifty percent of the voting interests. SECTION 5. MISCELLANEOUS PROVISIONS. (a) Acknowledgements. The Optionee hereby acknowledges that he or she has read and understands the terms of the Plan and this Agreement, and agrees to be bound by their respective terms and conditions. The Optionee acknowledges that there may be tax consequences upon the exercise or transfer of the Option and that the Optionee should consult an independent tax advisor prior to any exercise or transfer of the Option. (b) Responsibility for Taxes. The Optionee acknowledges that, regardless of any action taken by the Company or, if different, the Optionee’s employer (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Optionee’s participation in the Plan and legally applicable to the Optionee (“Tax-Related Items”), is and remains the Optionee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Optionee further acknowledges that the Company and the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items related to the Option, including, but not limited to, the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise; and (ii) do not commit to and are under no obligation to structure the Option to reduce or eliminate the Optionee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Optionee is subject to Tax-Related Items in more than one jurisdiction, the Optionee acknowledges that the Company and the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

-5- Internal Use Only Prior to the relevant taxable or tax withholding event, as applicable, the Optionee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax- Related Items. In this regard, the Optionee authorizes the Company and the Employer, or their respective agents, at their discretion, to satisfy any applicable withholding obligations or rights with regard to all Tax-Related Items by one or a combination of the following: 1. requiring the Optionee to make a payment in a form acceptable to the Company; or 2. withholding from the Optionee’s wages or other cash compensation payable to the Optionee; or 3. withholding from proceeds of the sale of Shares acquired at exercise of the Option either through a voluntary sale or through a mandatory sale arranged by the Company (on the Optionee’s behalf pursuant to this authorization without further consent); or 4. withholding in Shares to be issued upon settlement of the Option, provided, however, that if the Optionee is a Section 16 officer of the Company under the Exchange Act, then the Committee (as constituted in accordance with Rule 16b-3 under the Exchange Act) shall establish the method of withholding from alternatives (1)-(3) herein and, if the Committee does not exercise its discretion prior to the Tax-Related Items withholding event, then the Optionee shall be entitled to elect the method of withholding from the alternatives above. The Company may withhold or account for Tax-Related Items by considering statutory or other withholding rates, including minimum or maximum rates applicable in the Optionee’s jurisdiction(s). In the event of over-withholding, the Optionee may receive a refund of any over- withheld amount in cash (with no entitlement to the equivalent in Shares), or if not refunded, the Optionee may seek a refund from the local tax authorities. In the event of under-withholding, the Optionee may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to the Company and/or the Employer. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Optionee will be deemed to have been issued the full number of Shares subject to the Option, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax-Related Items. The Company may refuse to issue or deliver the shares or the proceeds of the sale of Shares, if the Optionee fails to comply with his or her obligations in connection with the Tax- Related Items. (c) Holding Period. If and when (i) the Optionee is an Officer (as defined in Rule 16a-1(f) of the Exchange Act), and (ii) the Optionee does not hold Shares with a value sufficient to satisfy the applicable stock ownership guidelines of the Company in place at that time, then the Optionee must retain at least 50% of the Shares acquired by the Optionee as a result of any exercise of this Option (excluding from the calculation any Shares withheld, sold, cancelled, or otherwise forfeited by the Optionee for purposes of satisfying the exercise price and tax obligations in connection with the exercise of the Option) until such time as the value of the Shares remaining in the Optionee’s possession following any sale, assignment, pledge, exchange, gift or other transfer of the Shares acquired by the Optionee as a result of the exercise of this Option shall be sufficient

-6- Internal Use Only to meet any applicable stock ownership guidelines of the Company in place at that time. For the avoidance of doubt, at any time when the Optionee holds, in the aggregate, Shares with a value sufficient to satisfy the applicable stock ownership guidelines of the Company in place at that time, the Optionee may enter into a transaction with respect to any Shares acquired by the Optionee as a result of the exercise of the Option without regard to the holding period requirement contained in this Section 5(e) so long as the Optionee shall continue to satisfy such stock ownership guidelines following such transaction. (d) Rights as a Stockholder. Neither the Optionee nor the Optionee’s transferee or representative shall have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder, unless and until the Option has been exercised and Share certificates have been issued to the Optionee, transferee or representative, as the case may be. After such recordation and delivery, the Optionee will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares. (e) Ratification of Actions. By accepting this Agreement, the Optionee and each person claiming under or through the Optionee shall be conclusively deemed to have indicated the Optionee’s acceptance and ratification of, and consent to, any action taken under the Plan or this Agreement and Notice by the Company, the Board, or the Committee. (f) Notice. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or if sent by an internationally recognized overnight courier, by facsimile, by email, or by registered or certified mail, return receipt requested and postage and fees prepaid. Notices shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided in writing to the Company. (g) Choice of Law and Venue. This Agreement and the Notice shall be governed by, and construed in accordance with, the laws of Delaware, without regard to any conflicts of law or choice of law rule or principle that might otherwise cause the Plan, this Agreement or the Notice to be governed by or construed in accordance with the substantive law of another jurisdiction. Any action regarding this Agreement or its enforcement shall be subject to the exclusive jurisdiction of the courts of Florida and shall be brought in the United States District Court for the Middle District of Florida, or in the Circuit Court of the State of Florida, Duval County. (h) Modification or Amendment. This Agreement may only be modified or amended by written agreement executed by the parties hereto; provided, however, that the adjustments permitted pursuant to Section 4.2 of the Plan may be made without such written agreement. (i) Severability. In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed and enforced as if such illegal or invalid provision had not been included.

-7- Internal Use Only (j) References to Plan. All references to the Plan (or to a Section or Article of the Plan) shall be deemed references to the Plan (or the Section or Article) as may be amended from time to time. (k) No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding participation in the Plan, or the Optionee’s acquisition or sale of the underlying Shares. The Optionee acknowledges that he or she should consult with his or her own personal tax, legal and financial advisors regarding participation in the Plan and grant of the Option. (l) Electronic Delivery and Participation. The Company may, in its sole discretion, decide to deliver any documents related to the Option or the Plan by electronic means or request the Optionee’s consent to participate in the Plan by electronic means. The Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company. (m) Appendices. Notwithstanding any provisions in this Agreement, the Option shall be subject to any additional terms and conditions set forth in any Appendix to this Agreement. Moreover, if the Optionee relocates to one of the countries included in the Appendix B to this Agreement, the additional terms and conditions for such country will apply to the Optionee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. Appendix A and Appendix B constitute part of this Agreement. (n) Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Optionee’s participation in the Plan, on the Option and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. (o) Waiver. The Optionee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Optionee or any other Optionee. (p) Insider Trading Restrictions/Market Abuse Laws. By accepting the Option, the Optionee acknowledges that he or she is bound by all the terms and conditions of the Company’s insider trading policy as may be in effect from time to time. The Optionee further acknowledges that, depending on the Optionee’s or his or her broker’s country or the country in which the Shares are listed, he or she may be subject to insider trading restrictions and/or market abuse laws which may affect the Optionee’s ability to accept, acquire, sell or otherwise dispose of Shares, rights to Shares (e.g., the Option) or rights linked to the value of Shares during such times as the Optionee is considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Optionee placed before the Optionee possessed inside information. Furthermore, the Optionee could be prohibited from (i) disclosing the inside information to any third party, which may include fellow employees and (ii) “tipping” third parties or causing them

-8- Internal Use Only otherwise to buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under the Company’s insider trading policy as may be in effect from time to time. The Optionee acknowledges that it is his or her responsibility to comply with any applicable restrictions, and the Optionee should speak to his or her personal advisor on this matter. (q) Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if the Optionee is subject to Section 16 of the Exchange Act, then the Plan, the Option and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. (r) No Guarantee of Continued Service. THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE OPTION PURSUANT TO THE NOTICE AND THIS AGREEMENT ARE EARNED ONLY BY CONTINUING AS A DIRECTOR, EMPLOYEE OR CONSULTANT (EACH A “SERVICE PROVIDER”) AT THE WILL OF THE COMPANY (OR THE SUBSIDIARY EMPLOYING OR RETAINING THE OPTIONEE) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING OF THE OPTION SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR ANY PERIOD OF RESTRICTION, FOR ANY OTHER PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH THE OPTIONEE’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE SUBSIDIARY EMPLOYING OR RETAINING THE OPTIONEE) TO TERMINATE THE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE. (s) Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. This Agreement shall be binding upon the Optionee and his or her heirs, executors, administrators, successors and assigns, as applicable.

-1- Internal Use Only APPENDIX A TO GLOBAL STOCK OPTION AGREEMENT ADDITIONAL TERMS FOR OPTIONEES OUTSIDE THE UNITED STATES Capitalized terms not explicitly defined in this Appendix A but defined in the Agreement or Plan shall have the same definitions as in the Agreement or Plan. (a) Nature of Grant. By accepting the grant of the Option, the Optionee acknowledges, understands and agrees that: (i) the Plan is established voluntarily by the Company, it is discretionary in nature and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan; (ii) the grant of the Option is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past; (iii) all decisions with respect to future option or other grants, if any, will be at the sole discretion of the Company; (iv) the Optionee is voluntarily participating in the Plan; (v) the Option and any Shares subject to the Option, and the income from and value of same, are not intended to replace any pension rights or compensation; (vi) unless otherwise agreed with the Company, the Option and the Shares subject to the Option, and the income from and value of same, are not granted as consideration for, or in connection with, the service the Optionee may provide as a director of a Subsidiary; (vii) the Option and any Shares subject to the Option, and the income from and value of same, are not part of normal or expected compensation for any purpose, including, without limitation to, calculating any severance, resignation, termination, redundancy, dismissal, end-of- service payments, bonuses, long-service awards, holiday pay, leave-related pay, pension or retirement or welfare benefits or similar mandatory payments; (viii) the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty; (ix) if the Shares subject to the Option do not increase in value, the Option will have no value; (x) if the Optionee exercises the Option and acquires Shares, the value of such Shares may increase or decrease, even below the Exercise Price;

-2- Internal Use Only (xi) no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from the termination of the Optionee’s status as an employee or service provider (for any reason whatsoever, whether or not later found to be invalid or in breach of labor laws in the jurisdiction where the Optionee is providing service or the terms of the Optionee’s employment or other service agreement, if any); (xii) for purposes of this Option, the Optionee’s employment or service will be considered terminated as of the date the Optionee is no longer actively providing services to the Company or one of its Subsidiaries (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment or other laws in the jurisdiction where the Optionee is employed or otherwise rendering services or the terms of the Optionee’s employment or other service agreement, if any). Unless otherwise determined by the Company, the Optionee’s right to vest in this Option under the Plan, if any, will terminate as of such date. The termination of the Optionee’s employment or service will not be extended by any notice period (e.g., the Optionee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment or other laws in the jurisdiction where the Optionee is employed or providing services or the terms of the Optionee’s employment or service agreement, if any). The Committee has the exclusive discretion to determine when the Optionee is no longer actively providing services for purposes of this Option (including whether the Optionee may still be considered to be providing services while on a leave of absence). Any portion of this Option that are not vested on the termination of the Optionee’s employment or service shall expire immediately; (xiii) unless otherwise provided in the Plan or by the Company in its discretion, the Option and the benefits evidenced by the Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and (xiv) neither the Company, the Employer nor any other Subsidiary shall be liable for any foreign exchange rate fluctuation between the Optionee’s local currency and the U.S. dollar that may affect the value of the Option or of any amounts due to the Optionee pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise of the Option. (b) Data Privacy. (i) General. The Company is located at 5335 Gate Parkway, Jacksonville, Florida 32256, USA, and grants Options under the Plan to employees and directors of the Company and its Subsidiaries in its sole discretion. In conjunction with the Company’s grant of Options under the Plan and its ongoing administration of such Options, the Company is providing the following information about its data collection, processing and transfer practices. By accepting this grant of the Option, the Optionee expressly and explicitly consents to the personal data activities as described herein. (ii) Data Collection, Processing and Usage. The Company and the Employer will collect, process and use certain personal information about the Optionee, specifically, the

-3- Internal Use Only Optionee’s name, home address, email address and telephone number, date of birth, social security or insurance number, passport number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan. The Optionee’s Data also may be disclosed to certain securities or other regulatory authorities where the Company’s securities are listed or traded or regulatory filings are made. The Company’s legal basis for the collection, processing and use of the Optionee’s Data is the Optionee’s consent. (iii) Stock Plan Administration Service Providers. The Company and the Employer transfer the Optionee’s Data to Fidelity Investments or any of its successor or other third party service provider based in the United States of America and engaged by the Company to assist with the implementation, administration and management of Options granted under the Plan (collectively, the “Stock Plan Administrator”). In the future, the Company may select a different Stock Plan Administrator and share the Optionee’s Data with another company that serves in a similar manner. The Stock Plan Administrator will open an account for the Optionee to receive and trade Shares acquired under the Plan. The Optionee will be asked to agree to separate terms and data processing practices with the Stock Plan Administrator, which is a condition of the Optionee’s ability to participate in the Plan. (iv) International Data Transfers. The Company and the Stock Plan Administrator are based in the United States of America. The Optionee should note that the Optionee’s country of residence may have enacted data privacy laws that are different from the United States of America. The Company’s legal basis for the transfer of the Optionee’s Data to the United States of America is the Optionee’s consent. (v) Voluntariness and Consequences of Consent, Denial or Withdrawal. The Optionee’s participation in the Plan and the Optionee’s grant of consent hereunder is purely voluntary. The Optionee may deny or withdraw his or her consent at any time. If the Optionee does not consent, or if the Optionee later withdraws his or her consent, the Optionee may be unable to participate in the Plan. This would not affect the Optionee’s existing employment or salary; instead, the Optionee merely may forfeit the opportunities associated with participation in the Plan. (vi) Data Retention. The Optionee understands that the Optionee’s Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan. When the Company no longer needs the Optionee’s Data, the Company will remove it from its systems. If the Company retains the Optionee’s Data longer, it would be to satisfy the Company’s legal or regulatory obligations and the Company’s legal basis would be for compliance with applicable laws, rules and regulations. (vii) Data Subject Rights. The Optionee understands that the Optionee may have the right under applicable law to (i) access or copy the Optionee’s Data that the Company possesses, (ii) rectify incorrect Data concerning the Optionee, (iii) delete the Optionee’s Data, (iv) restrict processing of the Optionee’s Data, or (v) lodge complaints with the competent supervisory authorities in the Optionee’s country of residence. To receive clarification

-4- Internal Use Only regarding these rights or to exercise these rights, the Optionee understands that the Optionee can contact his or her local human resources. The Company will process the Optionee’s requests related to these rights as the law allows, which means in some cases there may be legal or other official reasons that Company may not be able to address the specific request related to the Optionee’s rights to protect the Optionee’s privacy. The Company will take steps to verify the Optionee identity before fulfilling any such request. (c) Language. The Optionee acknowledges that he or she is sufficiently proficient in the English language, or has consulted with an advisor who is sufficiently proficient in the English language, so as to enable the Optionee to understand the provisions of this Agreement and the Plan. If the Optionee has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control. (d) Conformity to Applicable Law. The Optionee acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of Applicable Law. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted, only in such a manner as to conform to Applicable Law. To the extent permitted by Applicable Law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such Applicable Law. (e) Exchange Control, Foreign Asset/Account and/or Tax Reporting. Depending upon the country to which laws the Optionee is subject, he or she may have certain exchange control, foreign asset/account and/or tax reporting requirements that may affect his or her ability to acquire or hold Shares under the Plan or cash received from participating in the Plan (including from any dividends or sale proceeds arising from the sale of Shares) in a brokerage or bank account outside his or her country of residence. The Optionee may be required to report such accounts, assets or transactions to the applicable authorities in his or her country. The Optionee also may be required to repatriate cash received from participating in the Plan to his or her country within a certain period of time after receipt. The Optionee is responsible for knowledge of and compliance with any such regulations and should speak with his or her personal tax, legal and financial advisors regarding same.

-1- Internal Use Only APPENDIX B TO GLOBAL STOCK OPTION AGREEMENT COUNTRY-SPECIFIC TERMS FOR OPTIONEES OUTSIDE THE UNITED STATES Capitalized terms used but not defined in this Appendix B shall have the same meanings assigned to them in the Plan and/or the Global Stock Option Agreement (the “Agreement”). Terms and Conditions This Appendix B includes additional terms and conditions that govern the Option granted to the Optionee under the Plan if the Optionee works and/or resides in one of the countries listed below. If the Optionee is a citizen or resident of a country other than the one in which the Optionee is currently working and/or residing (or is considered as such for local law purposes), or if the Optionee transfers employment and/or residency to a different country after the Option is granted, the Company will, in its discretion, determine the extent to which the additional terms and conditions contained herein shall apply to the Optionee. Notifications This Appendix B also includes information regarding securities, exchange control, income tax and certain other issues of which the Optionee should be aware with respect to the Optionee’s participation in the Plan. The information is based on the securities, exchange control, income tax and other laws in effect in the respective countries as of August 2022. Such laws are often complex and change frequently. As a result, the Optionee should not rely on the information noted herein as the only source of information relating to the consequences of participation in the Plan because the information may be out-of-date at the time the Optionee vests in the Option or sells any Shares acquired under the Plan. In addition, the information contained herein is general in nature and may not apply to the Optionee’s particular situation. As a result, the Company is not in a position to assure the Optionee of any particular result. Accordingly, the Optionee should seek appropriate professional advice as to how the relevant laws in the Optionee’s country may apply to the Optionee’s individual situation. Finally, if the Optionee is a citizen or resident of a country other than the one in which the Optionee is currently working and/or residing (or is considered as such for local law purposes), or if the Optionee transfers employment and/or residency to a different country after the Option is granted, the information contained in this Appendix B may not be applicable to the Optionee in the same manner.

-1- Internal Use Only UNITED KINGDOM Terms and Conditions Responsibility for Taxes. The following provision supplements Section 5(b) of the Agreement: Without limitation to Section 5(b) of the Agreement, the Optionee agrees that the Optionee is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items as and when requested by the Company or the Employer or by HM Revenue & Customs (“HMRC”) (or any other tax authority or any other relevant authority). The Optionee also agrees to indemnify and keep indemnified the Company and the Employer against any Tax-Related Items that they are required to pay, or withhold or have paid or will pay, on the Optionee’s behalf to HMRC (or any other tax authority or any other relevant authority). Notwithstanding the foregoing, if the Optionee is a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), the Optionee may not be able to indemnify the Company or the Employer for the amount of any income tax not collected from or paid by the Optionee, as it may be considered a loan. In this case, the amount of any income tax not collected within 90 days of the end of the U.K. tax year in which the event giving rise to the Tax-Related Item(s) occurs may constitute an additional benefit to the Optionee on which additional income tax and National Insurance contributions (“NICs”) may be payable. The Optionee will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying to the Company and/or the Employer (as appropriate) for the value of any employee NICs due on this additional benefit, which the Company or the Employer may recover from the Optionee by any of the means referred to in the Plan or Section 5(b) of the Agreement.